SECOND AGREEMENT AND AMENDMENT TO CONSULTING AGREEMENT

      THIS SECOND AGREEMENT AND AMENDMENT TO CONSULTING AGREEMENT (the "Amendment") is entered into as of the 22nd day of July, 2005, by and between NEOMEDIA TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and THORNHILL CAPITAL LLC. ("Consultant").

                                    Recitals

      WHEREAS, the Company and Consultant entered into a consulting agreement dated December 5, 2001 (the "Consulting Agreement").

      WHEREAS, the Company and Consultant continue to operate under the terms of the Consulting Agreement.

      WHEREAS, the Company and Consultant wish to amend certain terms of the Consulting Agreement through execution of this Amendment.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties mutually covenant and agree as follows:

      1. Section 1.1 is hereby amended to provide that the Initial Term, as defined in the Consulting Agreement, shall now be defined as two (2) years from the effective date of this Amendment.

      2. Section 1.2 is hereby amended to provide that, retroactive to, and effective as of July 1, 2005, monthly compensation paid by the Company to Consultant shall be $19,500.00.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

NEOMEDIA TECHNOLOGIES, INC.                 THORNHILL CAPITAL LLC


By: /s/ David A. Dodge                      By: /s/ Alan Refkin
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Its: CFO                                    Its: Managing Director
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